Summary of Significant Accounting Policies - Reconciliation of Cash Cash Equivalents and Restricted Cash (Tables) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Current assets
Cash and cash equivalents	$ 44,009	$ 81,151
Restricted cash	2,600	5,307
Total cash, cash equivalents and restricted cash	$ 46,609	$ 86,458	$ 56,658	$ 61,645